EXHIBIT 32.1

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

In connection with the Quarterly Report of TRX, Inc. (the “Company”) on Form 10-Q for the quarter ending September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned hereby certifies, pursuant to 18 U.S.C. §1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 3, 2005

/s/ NORWOOD H. (“TRIP”) DAVIS
Norwood H. (“Trip”) Davis
Chief Executive Officer (Principal Executive Officer)

/s/ LINDSEY B. SYKES
Lindsey B. Sykes
Chief Financial Officer (Principal Financial Officer)